ACQUISITION	12 Months Ended
Dec. 29, 2018
ACQUISITION
ACQUISITION

8. ACQUISITION

In May 2017, we acquired substantially all of the assets of Rambler On, at the time our exclusive drinkware customization partner, for $6.0 million in addition to assuming certain enumerated liabilities of Rambler On (“Rambler On Acquisition”). We paid the consideration for the Rambler On Acquisition by making total cash payments of $2.9 million and by issuing a promissory note to Rambler On for a principal amount of $3.0 million with a two-year term and bearing interest at 5% per annum, payable in two equal installments on May 16, 2018 and May 16, 2019. Additionally, all of the outstanding notes between YETI and Rambler On prior to the Rambler On Acquisition were forgiven. See Notes 5 and 9 for additional information on the Rambler On promissory note.

Prior to the Rambler On Acquisition, we did not have any ownership interest in Rambler On. In August 2016, we concluded that Rambler On was a VIE of which we were the primary beneficiary. In making this conclusion, we evaluated the activities that significantly impacted the economics of the VIE, including a number of secured promissory notes owed to us from Rambler On and the determination that Rambler On did not have sufficient resources to finance its activities without additional support from us. We consolidated Rambler On due to our conclusion that Rambler On was a VIE of which we are the primary beneficiary.